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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2006

PARTNERS TRUST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31277 (Commission File Number)	75-2993918 (IRS Employer Identification No.)
233 Genesee Street, Utica, New York (Address of principal executive offices)		13501 (Zip code)

Registrant's telephone number, including area code: (315) 768-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 29, 2006, Partners Trust Financial Group, Inc. (the "Company") issued a press release announcing that Amie Estrella, the Company's Acting Chief Accounting Officer, has been promoted to the position of Senior Vice President, Chief Financial Officer and Corporate Secretary of the Company. Information related to Ms. Estrella required by Items 401(b),(d) and (e) and Item 404(a) of Regulation S-K was included in a Form 8-K filed with the Securities and Exchange Commission on May 2, 2006, and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.
Exhibit Number	Description
99.1	Press release, dated June 29, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTNERS TRUST FINANCIAL GROUP, INC.
(Registrant)

/s/ Amie Estrella

Amie Estrella

Senior Vice President, Chief Financial Officer and Corporate Secretary

Date: June 29, 2006

INDEX TO EXHIBITS

The following Exhibits are filed with this Current Report:
Exhibit Number	Description
99.1	Press release, dated June 29, 2006.